SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2003

CAPITOL FEDERAL FINANCIAL

(Exact name of Registrant as specified in its Charter)

United States (State or other jurisdiction of incorporation)	0-24118 (Commission File Number)	48-1212142 (IRS Employer Identification Number)

700 Kansas Avenue   Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

The Registrant's press release dated November 10, 2003, announcing a special year-end cash dividend is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 - Press Release dated November 12, 2003

Exhibit 99.2 - Press Release dated November 10, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant's press release dated November 12, 2003, announcing financial results for the fiscal year and fiscal quarter ended September 30, 2003 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: November 12, 2003	By:	/s/ John B. Dicus John B. Dicus, President and Chief Executive Officer
Date: November 12, 2003	By:	/s/ Neil F. M. McKay Neil F. M. McKay, Executive Vice President and Chief Financial Officer

End.